LEHMAN BROTHERS

                            STRUCTURED CREDIT TRADING

              Corporate Bond-Backed Certificates, Series 1997-USW-1
                                     4/25/97

                           Indicative Summary of Terms



Issuer: The Trust, which has been established under the laws of New York by Lehman ABS Corporation for the sole purpose of issuing the Certificates.

Certificates:                           CORPORATE BOND-BACKED CERTIFICATES,
                                        Series 1997-USW-1 (the "Certificates").
                                        The Certificates will be offered in two
                                        classes, Class A-1 and Class A-2, the
                                        Class A-1 certificates have the
                                        characteristics described below. Each
                                        class of Certificates represents an
                                        undivided beneficial interest in certain distributions of the Trust, and will be issued pursuant to the Trust Agreement.

Underlying
Securities:                             The sole assets of the Trust will be
                                        $125,000,000 US West Cap Funding 7.95%
                                        Debentures maturing February 1, 2097
                                        (the "Underlying Securities").


Ratings:                                Baa1/BBB+

Notional Amount:                        $125,000,000

Settlement Date:                        April 24, 1997

Trust Termination Date:                 February 1, 2017

Certificates Class Summary:
Class                                   A-1             A-2
Notional/Face Amount:                   $125,000,000    $125,000,000
Indicative Price:                       TBD             TBD
Interest Distributions:                 7.95% [on       0.00%
                                        Notional
                                        Amount]
Offering Yield:                         TBD             TBD
Final Scheduled Distribution Date:      2/1/2017        2/1/2017


                                        On the Final Scheduled Distribution
                                        Date, the Underlying Securities will be
                                        distributed pro rata to the holders of
                                        the Class A-2 Certificates.



Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                            STRUCTURED CREDIT TRADING
             Corporate Bond-Backed Cer tificates, Series 1997-USW-1
                                     4/25/97
                           Indicative Summary of Terms

Effect of Default of
Underlying Securities:                  In the event of default of the
                                        Underlying Securities each class of the
                                        Certificates will receive its respective share of the proceeds of the Underlying
                                        Securities according to the Allocation
                                        Ratio. The "Allocation Ratio" will be
                                        the ratio of (a) for the Class A-1
                                        Certificates the present value
                                        (discounted at a rate of [TBD]% per
                                        annum) of the interest coupons of the
                                        Underlying Securities due or to become
                                        due on or prior to the Final Scheduled
                                        Distribution Date and (b) for the A-2
                                        Certificates the present value of the
                                        scheduled interest coupons and principal redemption of the Underlying Securities after the Final Scheduled Distribution
                                        Date (discounted at a rate of [TBD]% per annum).

Distributions:                          7.95% (on Notional Amount)

Day Count Basis:                        30/360

Listing:                                Public registered security, listed on
                                        the New York Stock Exchange

Minimum Denominations:                  $10,000 x $10,000

Cash Flows:                             See attached.






Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

FACE                     99,833,532
AMORTIZING SETTLEMENT      04/24/97
AMORTIZING YIELD             7.800%

TRADE SETTLEMENT            4/24/97
TREASURY YIELD               6.850%
TRADE SETTLMENT              1.030%
YIELD                        7.880%


PRICE (W/O ACCR'D CF)        98.84%      MODIFIED DURATION                  7.24
ACCRUED CASH FLOW             2.54%      CONVEXITY                          0.83
FULL PRICE                  101.38%      AVG. MAT. OF PV ADJUSTED CF       10.93
                                         AVG. DATE OF PV ADJUSTED CF    03/29/08
PVCF                     98,673,216
ACCRUED CASH FLOW         2,538,999
FULL PRICE              101,212,215



    DATE             CASH FLOWS        INTEREST          PRINCIPAL        PRINCIPAL       % OF PRINCIPAL
-------------------------------------------------------------------------------------------------------------
  4/24/97                   -                   -                 -       99,833,532          100.00%
   8/1/97           5,215,988           4,088,183         1,127,804       98,705,728           98.87%
   2/1/98           4,966,500           3,849,523         1,116,977       97,588,751           97.75%
   8/1/98           4,966,500           3,805,961         1,160,539       96,428,212           96.59%
   2/1/99           4,966,500           3,760,700         1,205,800       95,222,413           95.38%
   8/1/99           4,966,500           3,713,674         1,252,826       93,969,587           94.13%
   2/1/00           4,966,500           3,664,814         1,301,686       92,667,901           92.82%
   8/1/00           4,966,500           3,614,048         1,352,452       91,315,449           91.47%
   2/1/01           4,966,500           3,561,302         1,405,198       89,910,251           90.06%
   8/1/01           4,966,500           3,506,500         1,460,000       88,450,251           88.60%
   2/1/02           4,966,500           3,449,560         1,516,940       86,933,311           87.08%
   8/1/02           4,966,500           3,390,399         1,576,101       85,357,210           85.50%
   2/1/03           4,966,500           3,328,931         1,637,569       83,719,641           83.86%
   8/1/03           4,966,500           3,265,066         1,701,434       82,018,207           82.15%
   2/1/04           4,966,500           3,198,710         1,767,790       80,250,417           80.38%
   8/1/04           4,966,500           3,129,766         1,836,734       78,413,683           78.54%
   2/1/05           4,966,500           3,058,134         1,908,366       76,505,317           76.63%
   8/1/05           4,966,500           2,983,707         1,982,793       74,522,524           74.65%
   2/1/06           4,966,500           2,906,378         2,060,122       72,462,403           72.58%
   8/1/06           4,966,500           2,826,034         2,140,466       70,321,937           70.44%
   2/1/07           4,966,500           2,742,556         2,223,944       68,097,992           68.21%
   8/1/07           4,966,500           2,655,822         2,310,678       65,787,314           65.90%
   2/1/08           4,966,500           2,565,705         2,400,795       63,386,519           63.49%
   8/1/08           4,966,500           2,472,074         2,494,426       60,892,093           60.99%
   2/1/09           4,966,500           2,374,792         2,591,708       58,300,385           58.40%
   8/1/09           4,966,500           2,273,715         2,692,785       55,607,600           55.70%
   2/1/10           4,966,500           2,168,696         2,797,804       52,809,796           52.90%
   8/1/10           4,966,500           2,059,582         2,906,918       49,902,878           49.99%
   2/1/11           4,966,500           1,946,212         3,020,288       46,882,591           46.96%
   8/1/11           4,966,500           1,828,421         3,138,079       43,744,512           43.82%
   2/1/12           4,966,500           1,706,036         3,260,464       40,484,048           40.55%
   8/1/12           4,966,500           1,578,878         3,387,622       37,096,426           37.16%
   2/1/13           4,966,500           1,446,761         3,519,739       33,576,686           33.63%
   8/1/13           4,966,500           1,309,491         3,657,009       29,919,677           29.97%
   2/1/14           4,966,500           1,166,867         3,799,633       26,120,044           26.16%
   8/1/14           4,966,500           1,018,682         3,947,818       22,172,226           22.21%
   2/1/15           4,966,500             864,717         4,101,783       18,070,443           18.10%
   8/1/15           4,966,500             704,747         4,261,753       13,808,690           13.83%
   2/1/16           4,966,500             538,539         4,427,961        9,380,729            9.40%
   8/1/16           4,966,500             365,848         4,600,652        4,780,077            4.79%
   2/1/17           4,966,500             186,423         4,780,077                0            0.00%
-------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).